FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.           DESCRIPTION                            LOCATION

EX-99.B1(ii)          Certificate of Trust of Franklin       Attached
                      Strategic Mortgage Portfolio dated
                      September 23, 1992

EX-99.B1(ii)          Agreement and Declaration of Trust     Attached
                      of Franklin Strategic Mortgage
                      Portfolio dated September 23, 1992

EX-99.B2(i)           By-Laws of Franklin Strategic          Attached
                      Mortgage Portfolio

EX-99.B2(ii)          Amendment to By-Laws of Franklin       Attached
                      Strategic Mortgage Portfolio
                      effective April 19, 1994

EX-99.B5(i)           Management Agreement between           Attached
                      Registrant and Franklin
                      Institutional Services Corporation
                      dated February 1, 1993

EX-99.B5(ii)          Amendment to Management Agreement      Attached
                      between Registrant and Franklin
                      Institutional Services Corporation
                      dated August 1, 1995

EX-99.B6(i)           Distribution Agreement between         Attached
                      Registrant and Franklin
                      Distributors, Inc., dated February
                      1, 1993

EX-99.B6(ii)          Amended and Restated Distribution      Attached
                      Agreement between Registrant and
                      Franklin/Templeton Distributors,
                      Inc., dated April 23, 1995

EX-99.B6(iii)         Forms of Dealer Agreements between     Attached
                      Franklin/Templeton Distributors, Inc.
                      and securities dealers

EX-99.B8(i)           Form of Custodian Agreements           *
                      between Registrant and Citibank
                      Delaware

EX-99.B8(ii)          Custodian Agreement between            Attached
                      Registrant and Bank of America NT &
                      SA dated February 1, 1993

EX-99.B8(iii)         Amendment to Custodian Agreement       Attached
                      between Registrant and Bank of
                      America NT & SA dated April 12, 1995

EX-99.B10(i)          Opinion and Consent of Counsel         Attached
                      dated January 8, 1993

EX-99.B11(i)          Consent of Independent Auditors        Attached

EX-99.B13(i)          Letter of Understanding dated          Attached
                      January 25, 1993

EX-99.14(i)           Copy of Model Retirement Plan           *

EX-99.B17(i)          Power of Attorney for                  Attached
                      dated August 15, 1995

EX-99.B17(ii)         Certificate of Secretary               Attached
                      dated August 15, 1995

EX-27.(i)             Financial Data Schedule for            Attached
                      Franklin Strategic Mortgage
                      Portfolio

*Incorporated by reference